Note 7 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

7. COMMITMENTS AND CONTINGENCIES

The Company leases manufacturing, warehousing and office space under noncancelable operating leases that expire through 2016. Rent expense was $2,278, $2,350, $2,567, in 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, there were no capital lease obligations outstanding. The future minimum lease payments under the noncancelable operating leases, excluding deferred rent adjustments. are as follows:

YEAR	Operating Leases
2015	$2,601
2016	2,351
2017	188
2018	131
2019	11
Thereafter	-
Total minimum lease payments	$5,282

In addition to the above, at December 31, 2014, the Company had unconditional purchase obligations of approximately $2,794.